                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                          APRIL 1, 2004 (APRIL 1, 2004)


                          MISSION RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


               DELAWARE                                000-09498                             76-0437769
     (State or Other Jurisdiction                     (Commission                           (IRS Employer
           of Incorporation)                         File Number)                        Identification No.)


                                   1331 LAMAR
                                   SUITE 1455
                            HOUSTON, TEXAS 77010-3039
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 495-3000
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE.

         On April 1, 2004, Mission Resources Corporation issued a press release, pursuant to Rule 135c under the Securities Act of 1933, announcing that it has agreed to sell $130.0 million aggregate principal amount of 9 7/8% Senior Notes due 2011 in a private offering. A copy of this press release is being filed as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press Release

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MISSION RESOURCES CORPORATION

Date: April 1, 2004                       By:    /s/ Ann Kaesermann
                                              ------------------------
                                          Name:  Ann Kaesermann
                                          Title: Vice President Accounting and
                                                 Investor Relations, CAO Officer

                               INDEX TO EXHIBITS


Exhibit
  No.                   Description
-------                 -----------

 99.1               -- Press Release